Employee Benefits (Details) - Schedule of Composition of Employee Benefits - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Presented under current liabilities – other payables:
Short-term employee benefits	$ 11,252	$ 8,917
Total	11,252	8,917
Presented under non-current liabilities – employee benefits:
Long-term employee benefits	289	274
Recognized liability for defined benefit plan, net	2,484	1,188
Total	$ 2,773	$ 1,462